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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                    --------------


                                   F O R M   8 - K


                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15 (d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      May 2, 1997
                                                -------------------------------


                               TRIDENT ROWAN GROUP, INC.
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                  (Exact name of registrant as specified in charter)


          Maryland                   0-2642                      52-0466460
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(State or Other Jurisdiction     (Commission)                 (IRS Employer
     of Incorporation)            File Number)              Identification No.)


Two Worlds Fair Drive, Somerset, New Jersey                         08873
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code    (908) 868-9000
                                                  -----------------------------

                                         N/A
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            (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

    Pursuant to an agreement between two stockholders of the Registrant, Finprogetti, S.p.A. ("Finprogetti") and Tamarix Investors, LDC ("Tamarix") dated March 7, 1997, Finprogetti sold to Tamarix 900,000 shares of common stock, $2.50 par value (the "Common Stock") of the Registrant for a purchase price of
$6,975,000.   Tamarix agreed to purchase an additional 100,000 shares for
$775,000. Finprogetti also received a put option, and Tamarix received a call option with respect to an additional 635,000 shares of Common Stock owned by Finprogetti. The put option is exercisable for one year commencing on May 2, 1998. The call option is exercisable for two years from May 2, 1997. During such two-year period, Tamarix will have a proxy from Finprogetti to vote 735,000 shares of Common Stock. As a result of the acquisition, including the 735,000 shares remaining to be purchased, but excluding the shares of Common Stock issuable upon exercise of the Centaurus Warrant (as defined below), Tamarix beneficially owns 42% of the voting securities of the Registrant currently outstanding.

    At the closing of the transaction, Finprogetti tendered the resignations of four members of the Registrant's Board of Directors who had been nominated by
Finprogetti: Giovanni Avalone, Carlo Garavaglia, Francesco Pugno Vanoni and Maria Luisa Ruzzon. Separately, but in connection with the transaction, Board member Roberto Corradi also tendered his resignation. The resulting vacancies were filled by the election of Nicola Caiola and of Tamarix designees Mark Hauser, William Spier and Emanuel Arbib. In addition, the Registrant issued to Centaurus Management, LDC, the manager of Tamarix, a warrant (the
"Centaurus Warrant") to purchase 1,250,000 shares of Common Stock at a per share exercise price equal to the public offering price of the Registrant's Common Stock pursuant to the Registrant's pending Registration Statement on Form S-1 (Registration No. 333-21595) (the "Registration Statement"), exercisable for three years commencing on May 2, 1997. The Registrant has also (a) engaged Tamarix Capital Corporation, an affiliate of Tamarix, to provide financial advisory services to the Registrant for a three-year period, for a consulting fee of $200,000 per year; (b) registered the shares of the Registrant purchased from Finprogetti as well as the shares underlying the Centaurus Warrant in the Registration Statement; and (c) amended its by-laws and agreed to amend its certificate of incorporation, as applicable, to provide (i) for a staggered Board of Directors which will include one member nominated by Tamarix in each of the three classes, (ii) for a representative of Tamarix to be Chairman of the Board of the Registrant, (iii) that Tamarix's consent will be required to further amend the Registrant's certificate of incorporation, and (iv) that the Board of Directors be expanded and limited to not more than 11 members, such Board to include three Tamarix nominees and an additional three independent directors who are experienced in business matters and otherwise reasonably acceptable to Tamarix. The Registrant may not declare and pay any dividends without the approval of the directors nominated by Tamarix.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits


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    Exhibit   Description
    -------   -----------

    3.1 Restated Articles of Incorporation of the Registrant, as amended (filed as Exhibit 3.1 to the 1996 Annual Report on Form 10-K).

    4.1 Warrant to purchase 1,250,000 shares of the Registrant's Common Stock issued to Centaurus Management, LDC.

    10.1 Inducement Agreement dated April 8, 1997 between the Registrant and Tamarix Investors LDC (filed as Exhibit 10.25 to the Registration Statement on Form S-1, Registration No.333-21595).


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                                      SIGNATURE
                                      ---------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 14, 1997



                                            TRIDENT ROWAN GROUP, INC.



                                     By:  /s/ Howard E. Chase
                                         --------------------------------------
                                         Howard E. Chase
                                         President and Chief Executive Officer



                                     By:  /s/ Carlo Previtali
                                         --------------------------------------
                                         Carlo Previtali
                                         Secretary/Treasurer


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